                                                                    EXHIBIT 99.1


                                                TRANSOCEAN INC.
                                                Post Office Box 2765
                                                Houston TX 77252 2765
(TRANSOCEAN INC. LOGO)

--------------------------------------------------------------------------------

ANALYST CONTACT:    Jeffrey L. Chastain                  NEWS RELEASE
                    713-232-7551
MEDIA CONTACT:      Guy A. Cantwell                FOR RELEASE: October 28, 2003
                    713-232-7647

               TRANSOCEAN INC. REPORTS THIRD QUARTER 2003 RESULTS

         HOUSTON--Transocean Inc. (NYSE: RIG) today reported net income for the three months ended September 30, 2003 of $11.0 million, or $0.03 per diluted share, on revenues of $622.9 million. The results included $8.0 million, or $0.03 per diluted share, of costs relating to the planned initial public offering (IPO) of the company's Gulf of Mexico Shallow and Inland Water business segment operated through its wholly-owned subsidiary, TODCO. Excluding the impact of the IPO costs, net income for the three months ended September 30, 2003 was $19.0 million, or $0.06 per diluted share. Results for the quarter compared to net income of $255.2 million, or $0.79 per diluted share, on revenues of $695.2 million for the three months ended September 30, 2002. Results for the three months ended September 30, 2002 included a tax benefit totaling $176.2 million, or $0.54 per diluted share, attributable to the restructuring of certain non-U.S. operations, partially offset by a $26.6 million after-tax loss, or $0.08 per diluted share, resulting from the non-cash impairment of certain long-lived assets. Excluding the impact of the tax benefit and the non-cash loss due to the impairment of assets, net income for the three months ended September 30, 2002 was $105.6 million, or $0.33 per diluted share.

         For the nine months ended September 30, 2003, net income totaled $13.7 million, or $0.04 per diluted share, on revenues of $1,842.8 million. Year-to-date 2003 results included the previously discussed costs associated with the planned IPO of TODCO, after-tax asset impairment charges totaling $26.6 million, or $0.08 per diluted share, and an after-tax loss of $13.8 million, or $0.04 per diluted share, relating to the early retirement of debt, partially offset by a favorable resolution of a non-U.S. income tax liability of $14.6 million, or $0.04 per diluted share. Excluding the impact of the IPO costs, impairment charges, debt retirement loss and favorable income tax resolution, net income for the nine months ended September 30, 2003 was $47.5 million, or $0.15 per diluted share. During the corresponding nine months ended September 30, 2002, the company reported a net loss of $951.2 million, or $2.94 per diluted share, on revenues of $2,009.3 million. Results for the first nine months of 2002 included the previously discussed tax benefit and non-cash loss on the impairment of long-lived assets, in addition to a non-cash charge of $1,363.7 million, or $4.22 per diluted share, pertaining to the adoption in January 2002 of Statement of Financial Accounting Standards 142 (FAS 142), Goodwill and Other Intangible Assets. Excluding the impact of the year-to-date tax benefit of $175.7 million, or $0.54 per diluted share, non-cash loss on the impairment of long-lived assets of $27.3 million, or $0.08 per diluted share, and loss from the non-cash charge relating to the adoption of FAS 142, net income for the nine months ended September 30, 2002 was $264.1 million, or $0.82 per diluted share.

         Cash flow from operations totaled $159.4 million and $464.6 million for the three and nine months ended September 30, 2003. Net debt (defined as long-term debt plus debt due within one year less cash and cash equivalents) declined to $2,895.1 million at September 30, 2003, from $3,282.5 million at December 31, 2002.

         Revenues associated with the company's International and U.S. Floater Contract Drilling Services business segment were $564.4 million for the three months ended September 30, 2003, improving 3% from revenues of $548.5 million during the preceding quarter of 2003. During the third quarter of 2002, segment revenues totaled $641.2 million. Segment operating income, before general and administrative expense, was $118.9 million during the current quarter, while field operating income (defined as revenues less operating and maintenance expenses) during that period was $222.0 million. Segment field operating income for the three months ended September 30, 2003 was negatively impacted by approximately $17 million due to an ongoing disagreement with a customer concerning the applicable dayrate and other costs on the ultra-deepwater drillship Discoverer Enterprise following the riser separation incident on May 21, 2003. The segment results compared to operating income of $84.2 million and field operating income of $192.6 million during the preceding quarter of 2003 and $190.0 million and $315.5 million, respectively, during the corresponding three months in 2002. Segment fleet utilization improved to 71% for the three months ended September 30, 2003, from 68% during the preceding quarter of 2003, resulting primarily from improved utilization in the company's fleet of deepwater rigs. During the corresponding three months of 2002, segment utilization was 79%.

         Prospects for the company's International and U.S. Floater Contract Drilling Services business segment are uncertain over the next six to nine months. Over this period, market dayrates for the industry's most technically advanced rigs will be difficult to predict and intermittent idle time could be experienced as several of these units, including four of the company's 5th Generation deepwater rigs, conclude contracts. The company continues to believe that over the long term, deepwater exploration and development drilling opportunities in Angola, Nigeria, India and other emerging locations represent a potentially significant source of future rig demand. In the company's Mid-Water fleet, no measurable improvement is expected through the first quarter of 2004 when seasonal demand in the North Sea is expected to offer additional drilling opportunities through the spring and summer months. Finally, a stable level of activity is expected to persist in most of the international jackup market sectors. The modest overcapacity present in the West Africa jackup market sector is expected to largely dissipate by mid-2004, although dayrates associated with near-term contract signings in the region are expected to decline from average levels experienced over the past 12 months.

         Operating revenues from the company's Gulf of Mexico Shallow and Inland Water business segment continued to show improvement, totaling $58.5 million for the three months ended September 30, 2003 compared to $55.4 million during the preceding three months in 2003 and $54.0 million during the corresponding three months in 2002. The 6% revenue increase from the preceding quarter in 2003 was attributable to improvements in both average fleet utilization and dayrates among the segment's jackup rigs. The business segment recorded a reduced operating loss, before general and administrative expense, of $24.9 million during the current quarter, while the segment's field operating loss (defined as revenues less operating and maintenance expenses) narrowed to $2.1 million, compared to $49.5 million and $15.2 million, respectively, during the preceding quarter of 2003. For the corresponding three months in 2002, the segment's operating loss totaled $38.1 million while the field operating loss was $1.4 million. Segment fleet utilization improved to 44% in the current quarter, compared to 42% during the preceding quarter of 2003 and 38% during the corresponding three months in 2002.

         The Gulf of Mexico Shallow and Inland Water business segment continues to benefit from a declining base of jackup rig supply in the Gulf of Mexico, which has helped to lift utilization and dayrates in an otherwise flat rig demand environment. Demand in the Gulf of Mexico inland barge fleet has trended lower, while total supply is unchanged. However, deep gas drilling interest among several exploration and production companies operating in the Gulf of Mexico is expected to increase, offering the prospect for improving demand in 2004.

         The company continues to monitor market conditions for its planned IPO of TODCO, which operates its Gulf of Mexico Shallow and Inland Water business segment. The company first announced its divestiture plans in the third quarter of 2002. As the IPO had not been completed by the end of the third quarter of 2003, the company recognized its previously deferred costs relating to the offering. General and administrative expense for the three months ended September 30, 2003 included $8.0 million of IPO-related costs, of which $6.4 million was deferred in previous periods. The company expects to complete the IPO when market conditions warrant, subject to various factors.

         Conference Call Information

         Transocean will conduct a teleconference call at 10:00 a.m. ET on October 28, 2003. To participate, dial 303-262-2130 approximately five to 10 minutes prior to the scheduled start time of the call.

         In addition, the conference call will be simultaneously broadcast over the Internet in a listen-only mode and can be accessed by logging onto the company's website at www.deepwater.com and selecting "Investor Relations." It may also be accessed via the Internet at www.CompanyBoardroom.com by typing in the company's New York Stock Exchange trading symbol, "RIG."

         A telephonic replay of the conference call should be available after 1:00 p.m. ET on October 28 and can be accessed by dialing 303-590-3000 and referring to the passcode 553847. Also, a replay will be available through the Internet and can be accessed by visiting either of the above-referenced Worldwide Web addresses.

         Monthly Fleet Update and Cash Operating Cost Information

         Drilling rig status and contract information, as well as cash operating cost information on Transocean Inc.'s offshore drilling fleet, has been condensed into three reports titled "Monthly Fleet Update," "Monthly Fleet Update - Jackups and Barges" and "Cash Operating Cost," which are available through the company's website at www.deepwater.com. The reports are located in the "Investor Relations/Financial Reports" section of the website. By subscribing to the Transocean Financial Report Alert, you will be immediately notified when new postings are made to this page by an automated e-mail that will provide a link directly to the page that has been updated. Shareholders and other interested parties are invited to sign up for this service.

         Forward-Looking Disclaimer

         Statements regarding future opportunities and outlook for the company and the company's two business segments and fleet categories, dayrates, rig utilization, drilling activity, completion of the TODCO initial public offering, as well as any other statements that are not historical facts in this release, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to operating hazards and delays, risks associated with international operations, results of investigations regarding riser, actions by customers and other third parties, the future price of oil and gas and other factors detailed in the company's most recent Form 10-K and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

         Transocean Inc. is the world's largest offshore drilling contractor with more than 160 full or partially owned and managed mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. The company's mobile offshore drilling fleet is considered one of the most modern and versatile in the world with 13 fifth-generation semisubmersibles and drillships, 15 other deepwater semisubmersibles and drillships, 31 mid-water semisubmersibles and drillships and 50 jackup drilling rigs. Transocean Inc. specializes in technically demanding segments of the offshore drilling business, including industry-leading positions in deepwater and harsh environment drilling services. With a current equity market capitalization in excess of $6 billion, the company's ordinary shares are traded on the New York Stock Exchange under the symbol "RIG."



                                    ###                                    03-37

                        TRANSOCEAN INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In millions, except per share data)
                                   (Unaudited)

                                                                    Three Months Ended             Nine Months Ended
                                                                       September 30,                 September 30,
                                                                 ------------------------      ------------------------
                                                                    2003           2002          2003           2002
                                                                 ---------      ---------      ---------      ---------
Operating Revenues
  Contract Drilling Revenues                                     $   598.5      $   695.2      $ 1,764.7      $ 2,009.3
  Client Reimbursable Revenues                                        24.4             --           78.1             --
                                                                     622.9          695.2        1,842.8        2,009.3
Costs and Expenses
  Operating and maintenance                                          403.0          381.1        1,203.6        1,127.7
  Depreciation                                                       126.8          124.2          381.1          374.1
  General and administrative                                          21.2           15.8           50.0           51.6
  Impairment loss on long-lived assets                                  --           40.9           16.8           42.0
  Gain from sale of assets, net                                       (0.9)          (2.9)          (2.9)          (3.5)
                                                                     550.1          559.1        1,648.6        1,591.9

Operating Income                                                      72.8          136.1          194.2          417.4

Other Income (Expense), net
  Equity in earnings of joint ventures                                 1.9            0.4            7.3            4.8
  Interest income                                                      3.0            6.1           15.7           16.0
  Interest expense                                                   (49.0)         (52.3)        (154.4)        (160.7)
  Loss on retirement of debt                                            --             --          (15.7)            --
  Impairment loss on note receivable from related party                 --             --          (21.3)            --
  Other, net                                                          (0.2)           1.3           (3.5)           0.2
                                                                     (44.3)         (44.5)        (171.9)        (139.7)

Income Before Income Taxes, Minority Interest and
 Cumulative Effect of a Change in Accounting Principle                28.5           91.6           22.3          277.7

Income Tax Expense (Benefit)                                          17.3         (164.8)           8.3         (137.1)
Minority Interest                                                      0.2            1.2            0.3            2.3
Net Income Before Cumulative Effect of a Change in
 Accounting Principle                                                 11.0          255.2           13.7          412.5

Cumulative Effect of a Change in Accounting Principle                   --             --             --       (1,363.7)
Net Income (Loss)                                                $    11.0      $   255.2      $    13.7      $  (951.2)

Basic Earnings (Loss) Per Share
   Income Before Cumulative Effect of a Change in Accounting
    Principle                                                    $    0.03      $    0.80      $    0.04      $    1.29
   Loss on Cumulative Effect of a Change in Accounting                  --             --             --          (4.27)
    Principle
   Net Income (Loss)                                             $    0.03      $    0.80      $    0.04      $   (2.98)

Diluted Earnings (Loss) Per Share
   Income Before Cumulative Effect of a Change in Accounting
    Principle                                                    $    0.03      $    0.79      $    0.04      $    1.28
   Loss on Cumulative Effect of a Change in Accounting                                 --             --          (4.22)
    Principle                                                                                                        --
   Net Income (Loss)                                             $    0.03      $    0.79      $    0.04      $   (2.94)

Weighted Average Shares Outstanding
  Basic                                                              319.9          319.2          319.8          319.1
  Diluted                                                            321.1          328.8          321.4          323.0

                        TRANSOCEAN INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (In millions, except share data)

                                                                       September 30,   December 31,
                                                                       -------------   ------------
                                                                           2003            2002
                                                                        -----------    -----------
                                                                        (Unaudited)
                                     ASSETS

  Cash and Cash Equivalents                                             $     806.3    $   1,214.2
  Accounts Receivable
     Trade, net                                                               431.4          437.6
     Other                                                                     55.2           61.7
  Materials and Supplies                                                      156.4          155.8
  Deferred Income Taxes                                                        14.1           21.9
  Other Current Assets                                                         79.1           20.5
     Total Current Assets                                                   1,542.5        1,911.7

  Property and Equipment                                                   10,214.9       10,198.0
  Less Accumulated Depreciation                                             2,535.4        2,168.2
     Property and Equipment, net                                            7,679.5        8,029.8

  Goodwill, net                                                             2,223.4        2,218.2
  Investments in and Advances to Joint Ventures                                70.0          108.5
  Deferred Income Taxes                                                        26.2           26.2
  Other Assets                                                                176.1          370.7
       Total Assets                                                     $  11,717.7    $  12,665.1

                      LIABILITIES AND SHAREHOLDERS' EQUITY

  Accounts Payable                                                      $     147.2    $     134.1
  Accrued Income Taxes                                                         62.0           59.5
  Debt Due Within One Year                                                    282.1        1,048.1
  Other Current Liabilities                                                   293.7          262.2
       Total Current Liabilities                                              785.0        1,503.9

  Long-Term Debt                                                            3,419.3        3,629.9
  Deferred Income Taxes                                                        55.4          107.2
  Other Long-Term Liabilities                                                 283.1          282.7
       Total Long-Term Liabilities                                          3,757.8        4,019.8

  Commitments and Contingencies

  Preference Shares, $0.10 par value; 50,000,000 shares authorized,
       none issued and outstanding                                             --             --
  Ordinary Shares, $0.01 par value; 800,000,000 shares authorized,
       319,890,650 and 319,219,072 shares issued and outstanding at
       September 30, 2003 and December 31, 2002, respectively                   3.2            3.2
  Additional Paid-in Capital                                               10,640.4       10,623.1
  Accumulated Other Comprehensive Loss                                        (29.0)         (31.5)
  Retained Earnings (Deficit)                                              (3,439.7)      (3,453.4)
       Total Shareholders' Equity                                           7,174.9        7,141.4
       Total Liabilities and Shareholders' Equity                       $  11,717.7    $  12,665.1

                        TRANSOCEAN INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (In millions)
                                   (Unaudited)

                                                                     Three Months Ended          Nine Months Ended
                                                                        September 30,              September 30,
                                                                   ----------------------      ----------------------
                                                                     2003          2002          2003          2002
                                                                   --------      --------      --------      --------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                               $   11.0      $  255.2      $   13.7      $ (951.2)
   Adjustments to reconcile net income (loss) to
      net cash provided by operating activities
      Depreciation                                                    126.8         124.2         381.1         374.1
      Impairment loss on goodwill                                        --            --            --       1,363.7
      Stock-based compensation expense                                  1.4           0.2           4.3           0.6
      Deferred income taxes                                            19.1        (151.5)        (40.4)       (189.8)
      Equity in earnings of joint ventures                             (1.9)         (0.4)         (7.3)         (4.8)
      Net (gain) loss from disposal of assets                           4.4          (1.1)         12.2           1.2
      Loss on retirement of debt                                         --            --          15.7            --
      Impairment loss on long-lived assets                               --          40.9          16.8          42.0
      Impairment loss on note receivable from related party              --            --          21.3            --
      Amortization of debt-related discounts/premiums, fair
       value adjustments and issue costs, net                          (8.2)          1.7         (16.1)          4.6
      Deferred income, net                                             (5.3)         (3.3)         (6.9)         (9.3)
      Deferred expenses, net                                           (5.1)        (14.7)         (2.4)         (7.7)
      Other, net                                                       12.3           2.0          25.8          11.3
      Changes in operating assets and liabilities
          Accounts receivable                                         (44.0)         47.9           7.6         132.0
          Accounts payable and other current liabilities               42.6          42.8          46.6         (41.9)
          Income taxes receivable/payable, net                         (8.0)        (38.2)          1.6         (15.9)
          Other current assets                                         14.3          14.0          (9.0)         (8.7)
Net Cash Provided by Operating Activities                             159.4         319.7         464.6         700.2

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                                (23.4)        (33.4)        (73.6)       (114.6)
  Note issued to related party, net of repayments                       1.1            --         (44.2)           --
   Proceeds from disposal of assets, net                                0.9           8.6           4.1          73.6
   Acquisition of 40 percent interest in Deepwater Drilling II
     L.L.C., net of cash acquired                                        --            --          18.1            --
   Joint ventures and other investments, net                            0.6           4.6           2.8           4.6
Net Cash Used in Investing Activities                                 (20.8)        (20.2)        (92.8)        (36.4)

CASH FLOWS FROM FINANCING ACTIVITIES
  Borrowings under capital lease obligations                            1.0            --           1.0            --
  Repayments under commercial paper program                              --            --            --        (326.4)
  Repayments on other debt instruments                                (48.0)        (34.7)       (967.2)       (154.3)
  Cash from termination of interest rate swaps                           --            --         173.5            --
  Decrease in cash dedicated to debt service                             --            --           1.2            --
  Net proceeds from issuance of ordinary shares under
      stock-based compensation plans                                    0.6          (0.1)         12.3          10.2
  Dividends paid                                                         --            --            --         (19.1)
  Financing costs                                                       0.1            --            --          (8.1)
  Other, net                                                             --           1.2          (0.5)          2.3
Net Cash Used in Financing Activities                                 (46.3)        (33.6)       (779.7)       (495.4)

Net Increase (Decrease) in Cash and Cash Equivalents                   92.3         265.9        (407.9)        168.4
Cash and Cash Equivalents at Beginning of Period                      714.0         755.9       1,214.2         853.4
Cash and Cash Equivalents at End of Period                         $  806.3      $1,021.8      $  806.3      $1,021.8

                                 Transocean Inc.
                           Fleet Operating Statistics

                                                              Operating Revenues ($ Millions) (1)
                                                   --------------------------------------------------------------
                                                                                              Nine Months Ended
                                                              Three Months Ended                September 30,
                                                   --------------------------------------   ---------------------
                                                   September 30,  June 30,   September 30,
                                                       2003         2003         2002         2003         2002
                                                   -------------  --------   -------------  --------     --------
INTERNATIONAL AND U.S. FLOATER CONTRACT DRILLING
SERVICES SEGMENT:
      Deepwater:
         5th Generation                              $  188.7     $  168.5     $  173.8     $  532.9     $  491.4
         Other Deepwater                             $  113.2     $  106.0     $  135.1     $  335.4     $  413.1
      Total Deepwater                                $  301.9     $  274.5     $  308.9     $  868.3     $  904.5
      Mid-Water                                      $  106.4     $  113.9     $  175.3     $  335.4     $  532.1
      Jackups - Non-U.S.                             $  110.4     $  116.6     $  117.0     $  342.3     $  348.4
      Other Rigs                                     $   25.7     $   20.5     $   40.0     $   65.0     $   88.5
Subtotal                                             $  544.4     $  525.5     $  641.2     $1,611.0     $1,873.5
      Client Reimbursables                           $   20.0     $   23.0           --     $   64.6           --
Segment Total                                        $  564.4     $  548.5     $  641.2     $1,675.6     $1,873.5

GULF OF MEXICO SHALLOW AND INLAND WATER SEGMENT:
Contract Drilling Revenues
      Jackups and Submersibles                       $   25.7     $   22.1     $   19.1     $   64.4     $   46.1
      Inland Barges                                  $   17.7     $   17.7     $   27.5     $   58.4     $   62.8
      Other                                          $   10.7     $   11.3     $    7.4     $   30.9     $   26.9
Subtotal                                             $   54.1     $   51.1     $   54.0     $  153.7     $  135.8
      Client Reimbursables                           $    4.4     $    4.3           --     $   13.5           --
Segment Total                                        $   58.5     $   55.4     $   54.0     $  167.2     $  135.8

Total Company                                        $  622.9     $  603.9     $  695.2     $1,842.8     $2,009.3

                                                                     Average Dayrates (1) (2)
                                                   --------------------------------------------------------------
                                                                                              Nine Months Ended
                                                            Three Months Ended                  September 30,
                                                   --------------------------------------   ---------------------
                                                   September 30,  June 30,  September 30,
                                                       2003         2003         2002         2003         2002
                                                     --------     --------     --------     --------     --------
INTERNATIONAL AND U.S. FLOATER CONTRACT DRILLING
SERVICES SEGMENT:
      Deepwater:
         5th Generation                              $176,600     $185,100     $190,100     $181,600     $188,200
         Other Deepwater                             $112,500     $111,500     $115,200     $112,600     $120,100
      Total Deepwater                                $145,500     $147,500     $148,000     $146,800     $149,500
      Mid-Water                                      $ 70,900     $ 73,600     $ 83,000     $ 73,900     $ 81,900
      Jackups - Non-U.S.                             $ 54,400     $ 57,400     $ 60,400     $ 56,200     $ 58,900
      Other Rigs                                     $ 48,800     $ 41,500     $ 49,300     $ 44,700     $ 43,900
Segment Total                                        $ 89,000     $ 88,900     $ 94,600     $ 89,800     $ 92,700

GULF OF MEXICO SHALLOW AND INLAND WATER SEGMENT:
      Jackups and Submersibles                       $ 20,800     $ 18,200     $ 22,400     $ 19,600     $ 21,500
      Inland Barges                                  $ 16,900     $ 16,100     $ 20,700     $ 16,900     $ 20,100
      Other                                          $ 20,500     $ 18,600     $ 23,400     $ 19,400     $ 21,200
Segment Total                                        $ 19,300     $ 17,500     $ 21,600     $ 18,400     $ 20,800

Total Mobile Offshore Drilling Fleet                 $ 67,000     $ 65,300     $ 74,500     $ 67,100     $ 74,900

                                                                              Utilization (1) (2)
                                                       --------------------------------------------------------------------
                                                                                                         Nine Months Ended
                                                                     Three Months Ended                    September 30,
                                                       -------------------------------------------      -------------------
                                                       September 30,    June 30,     September 30,
                                                           2003           2003           2002           2003           2002
                                                       -------------    --------     -------------      ----           ----
INTERNATIONAL AND U.S. FLOATER CONTRACT DRILLING
SERVICES SEGMENT:
      Deepwater:
         5th Generation                                     97%            88%            90%            94%            87%
         Other Deepwater                                    73%            70%            85%            73%            84%
      Total Deepwater                                       84%            78%            87%            82%            85%
      Mid-Water                                             54%            55%            74%            54%            76%
      Jackups - Non-U.S.                                    85%            86%            84%            86%            86%
      Other Rigs                                            49%            41%            56%            42%            60%
Segment Total                                               71%            68%            79%            69%            80%

GULF OF MEXICO SHALLOW AND INLAND WATER SEGMENT:
      Jackups and Submersibles                              54%            44%            32%            43%            27%
      Inland Barges                                         38%            39%            47%            42%            37%
      Other                                                 38%            44%            31%            39%            41%
Segment Total                                               44%            42%            38%            41%            33%

Total Mobile Offshore Drilling Fleet                        59%            57%            61%            57%            59%

(1) Certain reclassifications have been made to prior periods to conform to current quarter presentation.

(2) Average dayrates are defined as contract drilling revenue earned per revenue earning day and utilization is defined as the total actual number of revenue earning days as a percentage of the total number of calendar days in the period. Effective January 1, 2003, the calculation of average dayrates and utilization was changed to include all rigs based on contract drilling revenues. Prior periods have been restated to reflect the change.

                        TRANSOCEAN INC. AND SUBSIDIARIES
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
       ADJUSTED INCOME (LOSS) AND EARNINGS (LOSS) PER SHARE RECONCILIATION
                                (IN US$ MILLIONS)

                                                                     QTD            YTD             QTD             YTD
                                                                   09/30/03       09/30/03        09/30/02        09/30/02
                                                                   ---------      ---------       ---------       ---------
ADJUSTED INCOME

Net income (loss) as reported                                      $    11.0      $    13.7       $   255.2       $  (951.2)
  Add back:
    After-tax loss on early retirement of debt                           0.0           13.8              --              --
    After-tax loss on impairment of certain long-lived assets            0.0           12.8            26.6            27.3
    After-tax impairment of note receivable from Delta Towing LLC        0.0           13.8              --              --
    Favorable resolution of a non-U.S. income tax liability              0.0          (14.6)             --              --
    Tax benefit from the restructuring of non-U.S. operations            0.0            0.0          (176.2)         (175.7)
    After-tax initial public offering costs                              8.0            8.0              --              --
    After-tax impairment of goodwill                                      --             --              --         1,363.7
                                                                   ---------      ---------       ---------       ---------
Net income (loss) as adjusted                                      $    19.0      $    47.5       $   105.6       $   264.1
                                                                   ---------      ---------       ---------       ---------

DILUTED EARNINGS PER SHARE:

Net income (loss) as reported                                      $    0.03      $    0.04       $    0.79       $   (2.94)
  Add back:
    After-tax loss on early retirement of debt                            --           0.04              --              --
    After-tax loss on impairment of certain long-lived assets             --           0.04            0.08            0.08
    After-tax impairment of note receivable from Delta Towing LLC         --           0.04              --              --
    Favorable resolution of a non-U.S. income tax liability               --          (0.04)             --              --
    Tax benefit from the restructuring of non-U.S. operations             --           0.00           (0.54)          (0.54)
    After-tax initial public offering costs                             0.03           0.03
    After-tax impairment of goodwill                                      --             --              --            4.22
                                                                   ---------      ---------       ---------       ---------
Net income (loss) as adjusted                                      $    0.06      $    0.15       $    0.33       $    0.82
                                                                   ---------      ---------       ---------       ---------

                             (TRANSOCEAN INC. LOGO)
                        TRANSOCEAN INC. AND SUBSIDIARIES
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
                                (IN US$ MILLIONS)

                                                                                         FOR THE QUARTER ENDED
                                                                             ------------------------------------------------
                                                                             SEPTEMBER 30,       JUNE 30,       SEPTEMBER 30,
                                                                                2003              2003              2002
                                                                             -------------       --------       -------------
OPERATING INCOME (LOSS) BEFORE GENERAL AND ADMINISTRATIVE EXPENSES
  TO FIELD OPERATING INCOME (LOSS) BY SEGMENT RECONCILIATION

    International and U.S. Floater Contract Drilling Services Segment
      Operating income before general and administrative expense               $ 118.9           $  84.2           $ 190.0
      Add back: Depreciation                                                     103.9             104.4             101.6
                Impairment loss on long-lived assets                                --               4.2              25.7
                Gain from sale of assets, net                                     (0.8)             (0.2)             (1.8)
                                                                               -------           -------           -------
      Field operating income                                                   $ 222.0           $ 192.6           $ 315.5
                                                                               -------           -------           -------

    Gulf of Mexico Shallow and Inland Water Segment
      Operating loss before general and administrative expense                 $ (24.9)          $ (49.5)          $ (38.1)
      Add back: Depreciation                                                      22.9              23.1              22.6
                Impairment loss on long-lived assets                                --              11.6              15.2
                Gain from sale of assets, net                                     (0.1)             (0.4)             (1.1)
                                                                               -------           -------           -------
      Field operating loss                                                     $  (2.1)          $ (15.2)          $  (1.4)
                                                                               -------           -------           -------

                                                         SEPTEMBER 30,         DEC. 31,
                                                             2003                 2002
                                                         -------------         ---------
TOTAL DEBT TO NET DEBT RECONCILIATION

Total Debt                                                $ 3,701.4            $ 4,678.0
  Less: Cash and cash equivalents                             806.3              1,214.2
            Swap Receivables                                     --                181.3
                                                          ---------            ---------
Net Debt                                                  $ 2,895.1            $ 3,282.5
                                                          ---------            ---------

TOTAL CAPITAL
  Total Shareholders' Equity                              $ 7,174.9            $ 7,141.4
  Add Back: Total Debt                                      3,701.4              4,678.0
                                                          ---------            ---------
Total Capital                                             $10,876.3            $11,819.4
                                                          ---------            ---------

TOTAL CAPITAL TO TANGIBLE CAPITAL RECONCILIATION
  Total Shareholders' Equity                              $ 7,174.9            $ 7,141.4
  Add Back: Net Debt (see calculation above)                2,895.1              3,282.5
  Less: Goodwill, net                                      (2,223.4)            (2,218.2)
                                                          ---------            ---------
Tangible Capital                                          $ 7,846.6            $ 8,205.7
                                                          ---------            ---------

Debt/Total Capital                                             34.0%                39.6%
Net Debt/Tangible Capital                                      36.9%                40.0%